UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2011

PAETEC Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-52486	20-5339741
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PAETEC Plaza 600 Willowbrook Office Park Fairport, New York		14450
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (585) 340-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 1, 2011, PAETEC Holding Corp. (“PAETEC”) and Windstream Corporation (“Windstream”) issued a joint press release announcing the execution of an agreement and plan of merger, dated as of July 31, 2011, among Windstream, Peach Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Windstream, and PAETEC, pursuant to which, among other things, Peach Merger Sub, Inc. will be merged with and into PAETEC (the “Merger”), with PAETEC surviving the Merger as a wholly-owned subsidiary of Windstream. A copy of the press release is filed as Exhibit 99.1 to this report and incorporated herein by reference.

Additional Information

This report is being filed in respect of the proposed Merger involving PAETEC and Windstream. Windstream will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 in connection with the transaction that will include the proxy statement of PAETEC, which also will constitute a prospectus of Windstream. PAETEC will send to its stockholders the proxy statement/prospectus regarding the proposed Merger transaction. PAETEC and Windstream will also be filing other documents with the SEC. Investors and security holders are urged to read the proxy statement/prospectus and other documents relating to the Merger transaction when they become available, because they will contain important information about PAETEC, Windstream and the proposed transaction. Investors and security holders may obtain a free copy of the Form S-4 and the proxy statement/prospectus and other documents relating to the Merger transaction (when available) from the SEC’s website at www.sec.gov, PAETEC’s website at www.paetec.com and Windstream’s website at www.windstream.com. In addition, copies of the proxy statement/prospectus and such other documents may be obtained (when available) from PAETEC free of charge by directing a request to PAETEC Holding Corp., One PAETEC Plaza, Fairport, New York 14450, Attn: Investor Relations, telephone: (585) 340-2500.

Certain Information Regarding Participants

PAETEC and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from PAETEC’s stockholders with respect to the proposed Merger transaction. Security holders may obtain information regarding the names, affiliations and interests of such individuals in PAETEC’s Annual Report on Form 10-K/A for the year ended December 31, 2010, which was filed with the

SEC on April 12, 2011, and its definitive proxy statement for the 2011 annual meeting of stockholders, which was filed with the SEC on April 20, 2011. Additional information regarding the interests of such individuals in the proposed Merger transaction will be included in the proxy statement/prospectus relating to the proposed transaction when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov, PAETEC’s website at www.paetec.com and Windstream’s website at www.windstream.com.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following document is filed herewith as an exhibit to this report:

Exhibit Number	Description of Exhibit

99.1	Joint Press Release of Windstream Corporation and PAETEC Holding Corp. dated August 1, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAETEC Holding Corp.

Date: August 1, 2011	/s/ Mary K. O’Connell
Mary K. O’Connell
Executive Vice President, General Counsel and Secretary (Duly Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Joint Press Release of Windstream Corporation and PAETEC Holding Corp. dated August 1, 2011